                                                                    EXHIBIT 10.2

                               ALYN CORPORATION

                           1996 STOCK INCENTIVE PLAN


1.   Purpose
     -------

     The purpose of this plan (the "Plan") is to secure for Alyn Corporation
                                    ----
(the "Company"), and its stockholders, the benefits arising from the ownership
      -------
of stock options by directors, officers, key employees of, and consultants to, the Company or Subsidiaries (as defined in Section 18 hereof) who are expected to contribute to the Company's future growth and success.

2.   Types of Plan Benefits and Administration
     -----------------------------------------

     (a)   Types of Awards.  Under the Plan, the Company may in its sole
           ---------------
discretion grant, with respect to the Company's common stock, par value $.001 per share ("Common Stock"), options ("Options") to directors, officers, key
            ------------              -------
employees and consultants (the "Participants"), as authorized by action of the
                                ------------
Board of Directors of the Company (or a committee designated by the Board of Directors), and, in addition, the Company shall, subject to the terms and conditions hereof, grant to each director of the Company who is not an employee (an "Eligible Director"), Options in accordance with the formula set forth in
     -----------------
Section 7 hereof.  As used in the Plan, an "Award" shall mean an Option and an
                                            -----
"Award Owner" shall mean the owner of an Option.  Options granted pursuant to
 -----------
the Plan to Participants who are employees of the Company (or a Subsidiary) may be either incentive stock options ("Incentive Stock Options") meeting the
                                    -----------------------
requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which
      ----                               ---------------------------
are not intended to or do not meet the requirements of Code Section 422. Options granted to non-employees shall be only Non-Statutory Stock Options.

     (b)   Administration.  The Plan will be administered by the Board of
           --------------
Directors of the Company, except to the extent the Board of Directors appoints from among its members a committee to administer the Plan (in either case, the group administering the Plan is hereinafter referred to as the "Committee").
                                                                ---------
The Committee's construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Committee may in its sole discretion grant Options to purchase shares of the Company's Common Stock to directors, officers, key employees and consultants and issue shares upon exercise of such Options, as provided in the Plan. The Committee shall grant Options to purchase shares of the Company's Common Stock to the Eligible Directors, and issue shares upon exercise of such Options, as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, including, but not limited to Section 7 hereof, to construe the respective Award agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements, which need not be identical; to advance the lapse of any waiting or installment periods and exercise dates;

and to make all other determinations in the sole judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and such determination shall be in the sole and final judgement of the Committee. No director shall be liable for any action or determination taken or made under or with respect to the Plan or any Award in good faith.

3.   Eligibility
     -----------

     (a)   Generally.  Except as provided in paragraph (b) of this Section 3 and
           ---------
Section 7 hereof, Awards shall be granted only to persons selected by the Committee who are, at the time of grant, directors, officers, key employees of, or consultants to, the Company or any Subsidiary of the Company. A Participant who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Committee shall so determine.

     (b)   Incentive Stock Options.  No person shall be granted any Incentive
           -----------------------
Stock Option under the Plan unless, at the time such Option is granted, such person is an employee of the Company or any Subsidiary of the Company, and does not own, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary (unless the requirements of Section 6(f)(i) are satisfied).

4.   Stock Subject to Plan
     ---------------------

     Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of shares of Common Stock of the Company that may be issued and sold pursuant to Options granted under the Plan is 1,000,000 shares in the aggregate (one share per Option). The Company shall reserve for the purposes of the Plan, out of its authorized but unissued shares of Common Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares of Common Stock as shall be determined by the Committee. If Options granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to the unexercised portions of such Options shall again be available for subsequent Award grants under the Plan. Common Stock issuable upon exercise of Options may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

5.   Form of Option Agreements
     -------------------------

     As a condition to the grant of an Option under the Plan, each recipient of a discretionary Option shall execute an Option Agreement, substantially in the form of Exhibit A to the Plan (in the case of Incentive Stock Options) or
        ---------
Exhibit B to the Plan (in the case of Non-Statutory Stock Options) or in such
---------
other form not inconsistent with the Plan as shall be specified by the

Committee at the time such Option is granted. Each Eligible Director, as a condition to the grant of Options to him or her pursuant to Section 7(a) hereof, shall execute an Option Agreement, substantially in the form of Exhibit C to the
                                                                ---------
Plan and/or Exhibit D to the Plan as appropriate.
            ---------

6.   Discretionary Grants of Awards to Participants
     ----------------------------------------------

     (a)   Committee of Non-Employee Directors.  Any Participant who is a
           -----------------------------------
director or officer of the Company shall be granted Awards only if such person has been selected for participation and the terms and provisions of such Awards have been determined, solely by, and in the sole discretion of, and any actions with respect to such Awards are taken by the Board of Directors or a Committee of two or more directors each of whom is a "non-employee director." For purposes of the Plan, a person shall be deemed to be a "non-employee director" only if such person qualifies as a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (the "SEC"). The term "officer" shall have the same meaning as in Rule 16a-1(f). The foregoing provisions do not apply to any grant which occurs prior to the date the Company first registers its Common Stock under Section 12 of the Securities Exchange Act of 1934.

     (b)   Purchase Price.  The purchase price per share of stock issuable upon
           --------------
the exercise of an Option granted pursuant to this Section 6 shall be the Fair Value (as defined in Section 18 hereof) on the date that such Option is granted. Notwithstanding anything to the contrary contained herein, in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Value of such stock at the date of grant of such Option, or less than 110% of such Fair Value in the case of Options described in Section 6(f)(i).

     (c)   Exercise Period.  Each discretionary Award to a Participant shall
           ---------------
expire on such date as the Committee shall determine, but in no event after the expiration of ten years from the date on which such Award is granted, and in all cases each Award shall be subject to earlier termination as provided in the Plan. In no event may any Option granted pursuant to this Section 6 be exercised prior to the initial public offering of the Company's Common Stock.

     (d)   Vesting of Awards.  An Award granted to a Participant may be
           -----------------
exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Awards shall vest in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. The Committee may accelerate the vesting of any Option granted pursuant to this Section 6. Notwithstanding the foregoing, unless the Committee specifically authorizes a different vesting schedule with respect to an Award, a discretionary Award shall become exercisable based on the number of full years of service that such Award Owner has completed with the Company or a Subsidiary since the date of the grant of such Award, in accordance with the following schedule:

                   Number of Years of Service     Percentage of Award Available
                    Since First Date of Grant       for Exercise (Cumulative)
                   --------------------------     -----------------------------
                               1                            33 1/3%
                               2                            66 2/3%
                               3                               100%


     (e)   Effect of Termination of Service.  No discretionary Award may be
           --------------------------------
exercised unless, at the time of such exercise, the Participant is, and continuously since the date of grant of his or her Award has been, engaged by the Company or a Subsidiary, except that subject to Section 6(d) and if and to the extent the Award agreement or instrument so provides:

           (i) if the Participant ceases to be engaged by the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Award shall terminate three months after such cessation (or within such other period as may be specified in the Award agreement or instrument);

           (ii) if the Participant dies while engaged by the Company or within three months after the Participant ceases to be so engaged, the Awards may be exercised by the administrator of the Participant's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such other period as may be specified in the Award agreement or instrument);

           (iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while engaged by the Company or a Subsidiary, the Awards may be exercised within the period of one year after the date the Participant ceases to be engaged by the Company or Subsidiary because of such disability (or within such other period as may be specified in the Award agreement or instrument); and

           (iv) if the Participant, prior to the expiration date of an Award ceases his or her services with the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise an Option shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Participant's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Committee, which determination shall be conclusive;

provided, however, that in no event may any Award be exercised after the
--------  -------
expiration date of the Award. Any Award or portion thereof that is not exercised during the applicable time period specified above (or any shorter period specified in the Award agreement or instrument) shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

     (f)   Incentive Stock Options.  Options granted under the Plan that are
           -----------------------
intended to be Incentive Stock Options shall be specifically designated as intending to be Incentive Stock Options and shall be subject to the following additional terms and conditions:

           (i)     10% Stockholder.  If any Participant to whom an Incentive
                   ---------------
Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual: (x) the exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Value (as defined in Section 18) of one share of Common Stock at the time of grant; and (y) the option exercise period shall not exceed five years from the date of grant.

           (ii)    Dollar Limitation.  Common Stock of the Company that is
                   -----------------
acquired pursuant to the exercise of an Incentive Stock Option granted to a Participant under the Plan shall be deemed to be acquired pursuant to the exercise of an Incentive Stock Option under Code Section 422, only to the extent that the aggregate Fair Value (determined as of the respective date or dates of grant) of the Common Stock with respect to which such Incentive Stock Option, and all other Incentive Stock Options that are granted to such Participant under the Plan (and under any other incentive stock option plans of the Company or any Subsidiary), are exercisable for the first time by such Participant in any one calendar year, does not exceed $100,000. To effectuate the provisions of this
Section 6(f), the Committee may designate the shares of Common Stock that are treated as acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying such certificates as Incentive Stock Option stock in its stock transfer records.

           (iii)   If a Participant makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

           Except as modified by the preceding provisions of this Section 6(f), all the provisions of the Plan applicable to Options shall be applicable to Incentive Stock Options granted hereunder.

     (g)   Options Granted at Initial Public Offering Price.  If, prior to the
           ------------------------------------------------
IPO, Options are authorized or committed to be granted at the IPO Price, such Options shall be granted upon effectiveness of the IPO.

7.   Non-discretionary Formula Grants of Awards to Eligible Directors
     ----------------------------------------------------------------

     (a)   Non-discretionary Grants.    Notwithstanding anything to the contrary
           ------------------------
contained in this Plan, Eligible Directors shall be granted Options ("Director Options") as follows: (i) coincident with the initial public offering of shares of Common Stock, each Eligible Director shall be granted (A) 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to partial vesting as provided in Section 7(d) below and (B) 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, which shall be fully vested on the date of grant; and (ii) on the first business day following the annual meeting of shareholders of the Company to elect directors in 1997, and thereafter on the first business day following each successive annual meeting of shareholders so long as Director Options remain available for grant, (A) each person who is elected as a director at that meeting and is an Eligible Director or who continues to serve as a director after that meeting, and is an Eligible Director, shall be granted 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to partial vesting as provided in Section 7(d) below and (B) each person who is first elected as a director at that meeting and is an Eligible Director shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate which shall be fully vested on the date of grant.

     (b)   Purchase Price.  The purchase price per share of stock issuable upon
           --------------
the exercise of an Option granted pursuant to this Section 7 shall be (i) with respect to an Option granted coincident with the initial public offering, the IPO Price, and (ii) with respect to an Option granted thereafter, the Fair Value on the date that such Option is granted.

     (c)   Exercise Period.  The term of each Option granted pursuant to this
           ---------------
Section 7 shall be ten years from the date of the grant thereof, subject to earlier termination as herein provided. Any Option that is not exercised during the applicable time period specified in this Section 7 shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof. In no event may any Option granted pursuant to this Section 7 be exercised prior to the initial public offering of the Company's Common Stock or after the expiration date thereof.

     (d)   Vesting of Awards.  Director Options shall be exercisable by an
           -----------------
Eligible Director only to the extent that they have vested, and to the extent not fully vested on grant shall vest based on years of service as follows:

          Number of Years of Service           Percentage of Award Available
           Since First Date of Grant             for Exercise (Cumulative)
          --------------------------           -----------------------------
                Date of Grant                              33 1/3%
                      1                                    66 2/3%
                      2                                       100%

     (e)   Effect of Termination of Services or Death.  If an Eligible Director
           ------------------------------------------
ceases to
serve as a director of the Company, the Options that have been previously granted to that Eligible Director and that are vested as of the date of such cessation may be exercised by the Eligible Director after the date such Eligible Director ceases to be a director of the Company or Subsidiary. If an Eligible Director dies while a director of the Company or a Subsidiary, the Options that have been previously granted to that Eligible Director and that are vested as of the date of such death may be exercised by the administrator of the Eligible Director's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the expiration date of such Option. Any Option or portion thereof that is not exercised during the applicable time period specified above shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

8.   Method of Exercise
     ------------------

     An Award Owner may exercise an Option granted hereunder by delivering to the Company at its main office (to the attention of the Secretary) written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, together with payment of the purchase price in exchange for the Company's issuance and delivery of certificates therefor. The purchase price for any shares of Common Stock purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash (by check), (ii) transferring shares of fully paid Common Stock to the Company with a Fair Value equal to the aggregate purchase price, or (iii) solely with respect to Options that are not Director Options, by cash payments in installments or pursuant to a full recourse promissory note, in either case, upon such terms as the Committee deems appropriate. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option (other than a Director Option) or at any later date (up to and including the date of exercise) the form of
payment acceptable in respect of the exercise of such Option.   The written
notice pursuant to this Section 8 may also provide instructions to the Company that upon receipt of the purchase price in cash from the Award Owner's broker or dealer, designated as such on the written notice, in payment for any shares purchased pursuant to the exercise of an Option, the Company shall issue such shares directly to the designated broker or dealer. Any shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Award Owner shall deliver the related Award agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Award Owner. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

9.   Reload Options
     --------------

     Options (other than Director Options) granted under the Plan may, in the discretion of the Committee, include the right to acquire a reload option ("Reload Option"). The term "Reload Option" shall mean the right to purchase a number of shares of Common Stock equal to the number of shares tendered by a Participant in exercising an Option, and the number of whole shares, if any, withheld by the Company in satisfaction of Withholding Taxes (as defined in Section 20). A Reload Option shall have a purchase price equal to the Fair Value of Common Stock on the date the Participant receives the Reload Option and a term extending to the expiration date of the Option with respect to which the Reload Option was granted.

10.  Transferability of Awards
     -------------------------

     No Award granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the recipient, the Award shall be exercisable only by or on behalf of such person. Notwithstanding the foregoing and provided the Award holder receives no consideration, the Committee may permit Awards (other than Director Options and Incentive Stock Options) to be transferable to a member of the Award holder's "immediate family," a trust established by an Award holder for the benefit of one or more members of such holders "immediate family" or a partnership in which such "immediate family" members are the only partners. The term "immediate family" shall have the meaning of such term in Rule 16a-1 of the SEC.

11.  General Restrictions
     --------------------

     (a)   Award Owner Representations.  The Company may require a person to
           ---------------------------
whom an Award is granted, as a condition of exercising such Award, to:

           (i) give such written assurances, in substance and form satisfactory to the Company, as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, including, without limitation, that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same;

           (ii) with respect to an Award Owner of a discretionary Option only, grant to the Company the right, which may be upon such terms as the Committee, in its sole discretion, prescribes, to repurchase from the Award Owner any or all shares acquired by such Award Owner through the exercise of an Award which such Award Owner may at any time desire to sell, transfer or otherwise dispose of; and

           (iii) if the Award Owner is a director or officer, give written assurances, in substance and form satisfactory to the Company, that such person has consulted with competent counsel as to the application of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") to such exercise.
                                          ------------

Certificates representing shares issued upon exercise of the Award shall bear such legends as are deemed appropriate by legal counsel to the Company, unless the Award Owner provides a written opinion of legal counsel, satisfactory to the Company, that any such legend is not required.

     (b)   Compliance With Securities Laws.
           -------------------------------

           (i) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of such Award or the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with the grant or exercise of such Award or the issuance or purchase of shares thereunder, such Award shall not be effective or may not be accepted or exercised in whole or in part (as applicable) unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

           (ii) The Company shall provide each Award Owner with such information, statements, discussions and analyses with respect to the Company in such manner and at such times as may be required under state or federal securities laws.

12.  Rights as a Stockholder
     -----------------------

     The Award Owner shall have no rights as a stockholder with respect to any shares covered by the Award until the date upon which the stock certificates are issued to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such stock certificate is issued.

13.  Recapitalization
     ----------------

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment. No such adjustment shall be made with respect to an Incentive Stock Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

14.  Reorganization
     --------------

     In the event that without the prior approval of the Board of Directors (i) the Company is merged or consolidated with another entity or person other than an Affiliate, and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate or an entity or person or any affiliate thereof owning 5% or more of the outstanding voting stock of the Company prior to the effective date of the initial public offering of the Company's Common Stock, or (iii) there is a reorganization or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Awards, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding Awards by the substitution on an equivalent basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the shares of Common Stock of the Company (provided that no additional benefits shall be conferred upon Award Owners as a result of such substitution), or (y) upon written notice to the Award Owners, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or they will be terminated, or (z) upon written notice to the Award Owners, provide that all unexercised Awards shall be purchased by the Company or its successor within a specified number of days of the date of such notice at a price equal to the value the Award Owners would have received if they then exercised all their Awards and immediately received full payment in respect of such exercise, as determined in good faith by the Committee.

15.  No Special Rights
     -----------------

     Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award Owner any right with respect to the continuation of his or her service with the Company (or any Subsidiary) or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such engagement or to increase or decrease the compensation of the Award Owner from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of services for purposes of this Plan shall be determined by the Committee.

16.  No Special Directorship Rights
     ------------------------------

     Nothing contained in the Plan or in any Award granted under the Plan shall constitute evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time.

17.  Other Employee Benefits
     -----------------------

     The amount of any income deemed to be received by an Award Owner as a result of the exercise of an Award or the sale of shares received upon such exercise will not constitute "compensation" or "earnings" with respect to which any other benefits of such person are determined by the Company, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

18.  Definitions
     -----------

     (a)   Affiliate.  The term "Affiliate" shall mean a corporation or other
           ---------
entity or person which, at the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

     (b)   Fair Value.  The term "Fair Value" of a share of Common Stock shall
           ----------
mean (i) if the Common Stock is traded on a national securities exchange, the closing price for such stock on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, (ii) if the Common Stock is not traded on a national securities exchange, the mean of the high bid and ask quotes of such stock as reported in the NASDAQ/NMS reports or the National Quotation Bureau Inc.'s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither (i) or (ii) are applicable, as determined in good faith by the Committee.

     (c)   Rule 16b-3.  The term "Rule 16b-3" shall mean Rule 16b-3 of the SEC
           ----------
(or any successor rule).

     (d)   Subsidiary.  The term "Subsidiary" shall mean any corporation in an
           ----------
unbroken chain of corporations beginning with the Company if, at the time of the grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

19.  Amendment of the Plan
     ---------------------

     (a) Except as provided in Section 7 hereof, the Board may at any time and from time to time modify or amend the Plan in any respect, provided that, the Board shall not modify or amend the Plan without the approval of the stockholders of the Company if such approval were required or desired for compliance with (i) an exemption afforded by Rule 16b-3 or (ii) Section 422 of the Code. The termination or any modification or amendment of the Plan shall not, without the consent of an Award Owner, affect his or her rights under an Award previously granted to him or her. With the consent of the Award Owners affected, the Committee may amend outstanding Award agreements in a manner not inconsistent with the Plan.

     (b) Notwithstanding the provisions of Sections 19(a)(i) and (iii), the Board shall have the right, but not the obligation, without the consent of the Company's stockholders, to (i) amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise), as may be afforded incentive stock options under Section 422 of the Code; and (ii) amend or modify the terms and provisions of the Plan and of any outstanding Award granted under the Plan to the extent necessary to comply with any securities law to which, in the opinion of counsel to the Company, the Plan or Award is subject.

20.  Withholding
     -----------

           At such times as an Award Owner recognizes taxable income in connection with the receipt of shares of Common Stock hereunder (a "Taxable Event"), the Award Owner shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold Common Stock having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

21.  Effective Date and Duration of the Plan
     ---------------------------------------

     (a)   Effective Date.  The Plan shall become effective when adopted by the
           --------------
Board, but no award granted under the Plan (other than Director Options granted pursuant to Section 7 hereof) shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders within twelve months before or after the date of such adoption. If such stockholder approval is not obtained within such period, any Award previously granted under the Plan (other than Director Options, which shall remain in effect) shall terminate and no further Awards shall be granted. Subject to this limitation, Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b)   Termination.  The Plan shall terminate upon the earlier of (i)
           -----------
June 30, 2006 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

22.  Governing Law
     -------------

     The Plan and all Award agreements issued hereunder shall be governed by the laws of the State of Delaware.

23.  Expenses of Administration
     --------------------------

     All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

     The Plan was adopted by the Board of Directors on July __, 1996 and approved by the stockholders on July __, 1996.

                                   Exhibit A

                                ALYN CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

1.   Grant of Options
     ----------------

     Alyn Corporation, a Delaware corporation (the "Company"), hereby grants to ___________________________ (the "Optionee"), __ Options (the "Options"),
pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), to purchase an aggregate of _______ shares of common stock, $.001 par value per share ("Common Stock"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.   Incentive Stock Options
     -----------------------

     These Options are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.   Exercise of Options and Provisions for Termination
     --------------------------------------------------

     (a) Exercisability of Options.  The Options shall become exercisable and
         -------------------------
option shares may be purchased based on the number of full years of service for the Company or a Subsidiary that have expired since the date of grant (set forth on the signature page hereof), in accordance with the following schedule:

                                                Percentage of Option Shares
        Number of Years of Service                       Available
           Since Date of Grant                   for Purchase (Cumulative)
           -------------------                  ---------------------------

                   1                                      33 1/3%
                   2                                      66 2/3%
                   3                                         100%

Notwithstanding the foregoing, the Options shall not be exercisable prior to the initial public offering of the Company's Common Stock and unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) Expiration Date.  Except as otherwise provided in this Option Agreement
         ---------------
or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is the date prior to the tenth anniversary of the date
----------------
of grant, or, if the Optionee is a 10% Stockholder as described in Section 6 of the Plan, the date prior to the fifth anniversary of the date of grant.

     (c) Effect of Termination of Employment.  The Options may not be exercised
         -----------------------------------
by an Optionee unless, at the time of such exercise, the Optionee is, and continuously since the date of grant of his or her Options has been, an employee of the Company or a Subsidiary, except that subject to the Options vesting as of the date of termination of employment:

          (i) if the Optionee ceases to be an employee of the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Options shall terminate three months after such cessation;

          (ii) if the Optionee dies while an employee of the Company or a Subsidiary, or within three months after the Optionee ceases to be such an employee, the Options may be exercised by the administrator of the Optionee's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death, however, Options exercised more than three months after the Optionee ceased to be an employee may not qualify for treatment as Incentive Stock Options;

          (iii) if the Optionee becomes disabled (within the meaning of the Plan) while an employee of the Company or a Subsidiary, the Options may be exercised within the period of one year after the date the Optionee ceases to be an employee of the Company or Subsidiary because of such disability; and

          (iv) if the Optionee, prior to the expiration date of the Options, ceases his or her services as an employee of the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise the Options shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Optionee's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Board of Directors, which determination shall be conclusive;

provided, however, that in no event may the Options be exercised after the
--------  -------
expiration date thereof.

     (d) Exercise Procedure.  Subject to the conditions set forth in this
         ------------------
Agreement and, if applicable, Section 6 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 4 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

4.   Payment of Purchase Price
     -------------------------

     Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Committee on or before the time of exercise.

5.   Delivery of Shares
     ------------------

     The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

6.   Non-transferability of Options
     ------------------------------

     Except as provided in Section 3(c)(ii) hereof, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

7.   No Special Employment Rights
     ----------------------------

     Nothing contained in the Plan or this Option Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the services of the Optionee for the period within which the Options may be exercised. However, during the period in which the Optionee is rendering services, the Optionee shall render diligently and faithfully the services which are assigned to him or her from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

8.   Rights as a Stockholder
     -----------------------

     The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

9.   Recapitalization
     ----------------

          In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment. No such adjustment shall be made with respect to an Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the Optionee.

10.  Reorganization
     --------------

     In the event that without the prior approval of the Board of Directors (i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting stock of the Company prior to the effective date of the initial public offering of the Company's Common Stock, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

11.  Withholding Taxes
     -----------------

     The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements ("Withholding Taxes") with respect to the Option. The Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance, or release from escrow, of shares of Common Stock. In satisfaction of the Withholding Taxes, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold a portion of the shares issuable to the Optionee upon exercise of the

Option having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

12.  Optionee Representations; Legend
     --------------------------------

     (a) Representations.  The Optionee represents, warrants and covenants that
         ---------------
he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

     (b) Legend on Stock Certificate.  The Optionee understands that, any shares
         ---------------------------
of Common Stock acquired upon exercise of an Option may not have been registered under the Securities Act, nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

13.  Limitation on Disposition of Incentive Stock Option Shares
     ----------------------------------------------------------

     It is understood and intended that these Options shall qualify as Incentive Stock Options, as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an Incentive Stock Option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of an Option within the one year period beginning on the day after the day of the issuance of such shares to him or her, nor within the two year period beginning on the day after the date of grant of such Option. If the Optionee disposes of any such shares (whether by sale, exchange, gift, transfer or otherwise) prior to the expiration of either such period, he or she will notify the Company in writing within ten days after such disposition.

     Notwithstanding the foregoing, nothing herein shall be deemed to be or interpreted as a representation, guarantee or other undertaking on the part of the Company that these Options are or will be determined to be Incentive Stock Options within the meaning of
Section 422 of the Code or any other Code Section.

14.  Miscellaneous
     -------------

     In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

     All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

     This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.

Date of Grant:                 Alyn Corporation



                               ___________________________________________
                               By:

                               Title:

                               Address:

                               Optionee



                               ___________________________________________
                               Name:

                               Address:

                                   Exhibit B

                                ALYN CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT


1.   Grant of Options
     ----------------

     Alyn Corporation, a Delaware corporation (the "Company"), hereby grants to ___________________________ (the "Optionee"), __ Options (the "Options"),
pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), to purchase an aggregate of _______ shares of common stock, $.001 par value per share ("Common Stock"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.   Exercise of Options and Provisions for Termination
     --------------------------------------------------

     (a) Exercisability of Options.  The Options shall become exercisable and
         -------------------------
option shares may be purchased based on the number of full years of service for the Company or a Subsidiary that have expired since the date of grant (set forth on the signature page hereof), in accordance with the following schedule:

                                                Percentage of Option Shares
        Number of Years of Service                       Available
            Since Date of Grant                  for Purchase (Cumulative)
            -------------------                 ----------------------------


                    1                                     33 1/3%
                    2                                     66 2/3%
                    3                                        100%

Notwithstanding the foregoing, the Options shall not be exercisable prior to the initial public offering of the Company's Common Stock and unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) Expiration Date.  Except as otherwise provided in this Option Agreement
         ----------------
or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.
 ---------------

     (c) Effect of Termination of Service.  The Options may not be exercised by
         --------------------------------
an Optionee unless, at the time of such exercise, the Optionee is, and continuously since the date of grant of his or her Options has been, rendering services to the Company or a Subsidiary, except that subject to the Options vesting as of the date of termination of services:

          (i) if the Optionee ceases to be engaged by the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Options shall terminate three months after such cessation;

          (ii) if the Optionee dies while engaged by the Company or a Subsidiary, or within three months after the Optionee ceases to be so engaged, the Options may be exercised by the administrator of the Optionee's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death;

          (iii) if the Optionee becomes disabled (within the meaning of the Plan) while an employee of the Company or a Subsidiary, the Options may be exercised within the period of one year after the date the Optionee ceases to be engaged by the Company or Subsidiary because of such disability; and

          (iv) if the Optionee, prior to the expiration date of the Options, ceases his or her services as an employee of the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise the Options shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Optionee's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Board of Directors, which determination shall be conclusive;

provided, however, that in no event may the Options be exercised after the
--------  -------
expiration date thereof.

     (d) Exercise Procedure.  Subject to the conditions set forth in this
         ------------------
Agreement and, if applicable, Section 6 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.   Payment of Purchase Price
     -------------------------

     Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Committee on or before the time of exercise.

4.   Delivery of Shares
     ------------------

     The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   Non-transferability of Options
     ------------------------------

     Except as provided in Section 2(c)(ii) hereof, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.   No Special Rights
     -----------------

     Nothing contained in the Plan or this Option Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the services of the Optionee for the period within which the Options may be exercised. However, during the period in which the Optionee is rendering services, the Optionee shall render diligently and faithfully the services which are assigned to him or her from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

7.   Rights as a Stockholder
     -----------------------

     The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   Recapitalization
     ----------------

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.   Reorganization
     --------------

     In the event that without the prior approval of the Board of Directors (i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate or an entity or person or any affiliate thereof owning 5% or more of the outstanding voting stock of the Company prior to the effective date of the initial public offering of the Company's Common Stock, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.  Withholding Taxes
     -----------------

     The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements ("Withholding Taxes") with respect to the Option. The Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance, or release from escrow, of shares of Common Stock. In satisfaction of the Withholding Taxes, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold a portion of the shares issuable to the Optionee upon exercise of the Option having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

11.  Optionee Representations; Legend
     --------------------------------

     (a) Representations.  The Optionee represents, warrants and covenants that
         ---------------
he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

     (b) Legend on Stock Certificate.  The Optionee understands that, any shares
         ---------------------------
of Common Stock acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.  Miscellaneous
     -------------

     In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

     Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

     This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.

Date of Grant:                 Alyn Corporation



                               ___________________________________________
                               By:

                               Title:

                               Address:


                               Optionee



                               ___________________________________________
                               Name:

                               Address:

                                   Exhibit C

                                ALYN CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT
                             FOR ELIGIBLE DIRECTORS
                                 INITIAL GRANT


1.   Grant of Options
     ----------------

     Alyn Corporation, a Delaware corporation (the "Company"), hereby grants to ___________________________ (the "Optionee"), pursuant to the Company's 1996
Stock Incentive Plan (the "Plan"), 5,000 Options (the "Options"), to purchase an aggregate of 5,000 shares of common stock, $.001 par value per share ("Common Stock"), of the Company at a price of $______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.   Exercise of Options and Effect of Termination of Services or Death.
     -------------------------------------------------------------------

     (a) Exercisability of Options.  The Options are fully vested and
         -------------------------
exercisable and option shares may be purchased by the Optionee at any time, subject to the terms of this Agreement. Notwithstanding the foregoing, the Options shall not be exercisable prior to the initial public offering of the Company's Common Stock and unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) Expiration Date.  Except as otherwise provided in this Option Agreement
         ----------------
or the Plan, the Options may not be exercised after the date (hereinafter the

"Expiration Date") that is the tenth anniversary of the date of grant.
----------------

     (c) Effect of Termination of Services or Death.  The Optionee may exercise
         ------------------------------------------
the Options at any time prior to the Expiration Date after the date such Optionee ceases to be a director of the Company or Subsidiary. If the Optionee dies while a director of the Company or a Subsidiary, the Options may be exercised at any time prior to the Expiration Date by the administrator of the Optionee's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the Expiration Date of such Option.

     (d) Exercise Procedure.  Subject to the conditions set forth in this
         ------------------
Agreement and, if applicable, Section 7 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.   Payment of Purchase Price
     -------------------------

     Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan.

4.   Delivery of Shares
     ------------------

     The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   Non-transferability of Options
     ------------------------------

     Except as provided in the Plan, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.   No Special Directorship Rights
     ------------------------------

     Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time.

7.   Rights as a Stockholder
     -----------------------

     The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   Recapitalization
     ----------------

          In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.   Reorganization
     --------------

     In the event that without the prior approval of the Board of Directors (i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting stock of the Company prior to the effective date of the initial public offering of the Company's Common Stock, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.  Withholding Taxes
     -----------------

     The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, if any.

11.  Optionee Representations; Legend
     --------------------------------

     (a) Representations.  The Optionee represents, warrants and covenants that
         ---------------
he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

     (b) Legend on Stock Certificate.  The Optionee understands that, any shares
         ---------------------------
of Common Stock acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.  Miscellaneous
     -------------

     In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

     Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

     This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.



Date of Grant:                          ALYN CORPORATION



                                        ---------------------------------------
                                        By:

                                        Title:

                                        Address:


                                        Optionee



                                        ---------------------------------------
                                        Name:

                                        Address:

                                   Exhibit D

                                ALYN CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT
                             FOR ELIGIBLE DIRECTORS
                                  ANNUAL GRANT


1.   Grant of Options
     ----------------

     Alyn Corporation, a Delaware corporation (the "Company"), hereby grants to ___________________________ (the "Optionee"), pursuant to the Company's 1996
Stock Incentive Plan (the "Plan"), 10,000 Options (the "Options"), to purchase an aggregate of 10,000 shares of common stock, $.001 par value per share ("Common Stock"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.   Exercise of Options and Effect of Termination of Services or Death.
     -------------------------------------------------------------------

     (a) Exercisability of Options.  The Options shall become exercisable and
         -------------------------
option shares may be purchased in accordance with the following schedule:

                                                   Percentage of Option Shares
       Number of Years of Service                           Available
          Since Date of Grant                       for Purchase (Cumulative)
          -------------------                      -----------------------------

             Date of Grant                                    33 1/3%
                   1                                          66 2/3%
                   2                                             100%

Notwithstanding the foregoing, the Options shall not be exercisable prior to the initial public offering of the Company's Common Stock and unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) Expiration Date.  Except as otherwise provided in this Option Agreement
         ----------------
or the Plan, the Options may not be exercised after the date (hereinafter the

"Expiration Date") that is the tenth anniversary of the date of grant.
----------------

     (c) Effect of Termination of Services or Death.  If the Optionee ceases to
         ------------------------------------------
serve as a director of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such cessation may be exercised by the Optionee after the date such Optionee ceases to be a director of the Company or Subsidiary. If the Optionee dies while a director of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such death may be exercised by the administrator of the Optionee's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the Expiration Date of such Option.

     (d) Exercise Procedure.  Subject to the conditions set forth in this
         ------------------
Agreement and, if applicable, Section 7 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.   Payment of Purchase Price
     -------------------------

     Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan.

4.   Delivery of Shares
     ------------------

     The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   Non-transferability of Options
     ------------------------------

     Except as provided in the Plan, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.   No Special Directorship Rights
     ------------------------------

     Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time.

7.   Rights as a Stockholder
     -----------------------

     The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   Recapitalization
     ----------------

          In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.   Reorganization
     --------------

     In the event that without the prior approval of the Board of Directors (i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting stock of the Company prior to the effective date of the initial public offering of the Company's Common Stock, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.  Withholding Taxes
     -----------------

     The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, if any.

11.  Optionee Representations; Legend
     --------------------------------

     (a) Representations.  The Optionee represents, warrants and covenants that
         ---------------
he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

     (b) Legend on Stock Certificate.  The Optionee understands that, any shares
         ---------------------------
of Common Stock acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.  Miscellaneous
     -------------

     In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

     Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

     This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.



Date of Grant:                 ALYN CORPORATION



                               __________________________________________
                               By:

                               Title:

                               Address:


                               Optionee



                               __________________________________________
                               Name:

                               Address: